                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                      (Date of earliest
                       event reported):   January 14, 1999



                         SYKES ENTERPRISES, INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                    0-28274                    56-1383460
     ------------------          -----------------         --------------------
      (State or other            (Commission File             (IRS Employer
      jurisdiction of                 Number)               Identification No.)
      incorporation)



                100 North Tampa St., Suite 3900, Tampa, FL 33602
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (813) 274-1000
                       ----------------------------------
                         (Registrant's telephone number)

Item 4.       Changes in Registrant's Certifying Accountant.

              On January 14, 1999, Sykes Enterprises, Incorporated ("Sykes") engaged Ernst & Young, LLP as its principal accountant to audit Sykes financial statements for calendar year 1998.

              PricewaterhouseCoopers, L.L.P. and one of PWC's predecessor firms, Coopers & Lybrand, LLP (together "PWC"), has served as Sykes' principal independent public accountants. Sykes was advised by the Securities and Exchange Commission (the "SEC") that PWC violated the independence standards promulgated by the SEC, which require, among other things, that public accounting firms and their professionals not have any direct or material indirect financial interest in their audit clients. Among the violations, a professional of PWC's Tampa office owned securities of Sykes during the period that PWC was designated as Sykes' independent public accountants. Sykes was among a number of companies affected by this type of activity within PWC. On January 14, 1999, the SEC announced that it instituted and simultaneously settled proceedings brought against PWC for failing to comply with the independence standards with respect to its publicly held audit clients.

              In connection with the foregoing, on January 14, 1999, Sykes engaged Ernst & Young, LLP as its principal accountant to audit Sykes' financial statements for calendar year 1998 and dismissed PWC as Sykes' principal accountant for calendar year 1998. Both of these decisions were approved by the audit committee of Sykes' Board of Directors.

              PWC's report on Sykes' financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Sykes' two most recent fiscal years and during the interim period preceding PWC's dismissal, there have not been any disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its report.

              During Sykes' two most recent fiscal years and during the interim period preceding PWC's dismissal:

                  (a) PWC has not advised Sykes that the internal controls necessary for Sykes to develop reliable financial statements do not exist;

                  (b) PWC has not advised Sykes that information has come to PWC's attention that has led it to no longer be able to rely on management's representations, or that has made PWC unwilling to be associated with the financial statement prepared by management;

                  (c) PWC has not advised Sykes of the need to expand significantly the scope of its audit, or that information has come to PWC's attention during such time period that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that may prevent PWC from rendering an unqualified audit report on those financial statements) or
(ii) cause PWC to be unwilling to rely on management's representations or be associated with Sykes' financial statements; and

                  (d) PWC has not advised Sykes that information has come to PWC's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

Item 7.       Financial Statements and Exhibits

              (c)  Exhibits

              16.1 Letter of PricewaterhouseCoopers, L.L.P. regarding change in certifying accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 3, 1999                     Sykes Enterprises, Incorporated


                                     By:   /s/ Scott J. Bendert
                                        -----------------------------------
                                        Scott J. Bendert
                                        Senior Vice President-Finance, Treasurer
                                         and Chief Financial Officer